QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report on Form 10-Q of Sonus Networks, Inc. (the "Company") for the period ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Richard N. Nottenburg, President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

          (1)   the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 5, 2009
/s/ RICHARD N. NOTTENBURG Richard N. Nottenburg President and Chief Executive Officer (Principal Executive Officer)

QuickLinks

  EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002